SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                            ________________________


                                   FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Earliest Event Reported
                                 October 2, 2002


                         INTERNATIONAL TRAVEL CD'S, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    Colorado
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OF ORGANIZATION)



                 000-33099                         84-1553046
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        (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NUMBER)


           111 Presidential Boulevard
           Bala Cynwyd, Pennsylvania                         19004
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (610) 660-5906


                               One Belmont Avenue
                           The GSB Building, Suite 417
                              Bala Cynwyd, PA 19004
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

                         ______________________________

                     Exhibit Index appears on page 4 hereof.

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ITEM 5.     OTHER EVENTS.

     On October 2, 2002, International Travel CD's, Inc. announced that, due to market conditions, it was unable to raise the necessary funds to close the transactions contemplated by the Share Exchange Agreement by and between International Travel CD's, Inc. and Chris Schwartz and that the parties have mutually agreed to terminate the Share Exchange Agreement effective as of such date. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)     Exhibits.

             99.1     Press  Release,  dated  October  2,  2002



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INTERNATIONAL TRAVEL CD'S, INC.



                               By:  /s/ Gerald Harrington
                                    ---------------------
                                    Name:  Gerald Harrington
                                    Title: President



Date:  October 11, 2002








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

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.
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99.1          Press Release, dated October 2, 2002













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